KRANESHARES TRUST

(the “Trust”)

Quadratic Interest Rate Volatility and Inflation Hedge ETF

(the “Fund”)

Supplement dated March 30, 2026, to the currently effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2025.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

On February 20, 2026, the Trust’s Board of Trustees approved a contractual management fee waiver between Krane Funds Advisors, LLC, the Fund’s investment adviser, and the Trust on behalf of the Fund. Such waiver becomes effective on April 1, 2026.

Accordingly, effective April 1, 2026, the following changes are made to the Prospectus and Statement of Additional Information of the Fund:

1.	The “Fees and Expenses of the Fund” and “Example” sections of the Fund’s Prospectus are deleted and replaced with the following:

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses	0.02%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver**	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver	0.98%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Krane has contractually agreed to waive its management fee by 0.04% of the Fund’s average annual net assets (the “Fee Waiver”). The Fee Waiver will continue until August 1, 2028, and may only be terminated prior thereto by the Board. The expense information in the table has been restated to reflect the foregoing waiver arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$315	$552	$1,231

2.	With respect to the Fund, the following information replaces the row related to the Fund and the applicable footnote in the table in the “Investment Adviser” section of the Fund’s Statutory Prospectus and Statement of Additional Information:

Fund	Advisory Fee	Fee Waiver
Quadratic Interest Rate Volatility and Inflation Hedge ETF	0.99%	0.04%***

***	Effective April 1, 2026, Krane has contractually agreed to waive its management fee by 0.04% of the average annual net assets of Quadratic Interest Rate Volatility and Inflation Hedge ETF. This contractual fee waiver will continue until August 1, 2028, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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